UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for the Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

|X| Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12


                           GATEWAY ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 3 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5)   Total fee paid:

--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)  Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

     ---------------------------------------------------------------------------

                           GATEWAY ENERGY CORPORATION
                        1415 Louisiana Street, Suite 4100
                              Houston, Texas 77002
                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2008

To the Stockholders of Gateway Energy Corporation:

     You are cordially invited to attend the Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") to be held at the DoubleTree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas 77002 on May 21, 2008 at 10:00 a.m. Central Time. At the meeting, our stockholders will vote upon:

     (1) the election of the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors have been elected or appointed; and

     (2) the ratification of the appointment of Pannell Kerr Foster of Texas, P.C. as our independent registered public accounting firm;

and transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     Only stockholders of record at the close of business on April 1, 2008 will be entitled to vote at the Annual Meeting or at any postponement or adjournment of the meeting.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs, and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

     During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

                                            By Order of the Board of Directors


                                            /s/  Robert Panico
                                            -----------------------------------
                                                 Robert Panico
                                                 President and
                                                 Chief Executive Officer
   Houston, Texas
   April 12, 2008

********************************************************************************
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 21, 2008 - the proxy statement and annual report to stockholders will be available at www.gatewayenergy.com.
********************************************************************************

                           GATEWAY ENERGY CORPORATION

                        1415 Louisiana Street, Suite 4100
                              Houston, Texas 77002

                            ------------------------


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 21, 2008

                            ------------------------

     This proxy statement provides information about the annual meeting of stockholders of Gateway Energy Corporation ("we," "us" or the "Company") to be held at the DoubleTree Hotel Houston Downtown, 400 Dallas Street, Houston, Texas 77002, on May 21, 2008, beginning at 10:00 a.m. (local time), and at any postponement or adjournment of the meeting.

     At the meeting, our stockholders will vote upon:

     (1) the election of the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors have been elected or appointed; and

     (2) the ratification of the appointment of Pannell Kerr Foster of Texas, P.C. as our independent registered public accounting firm;

and transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     This proxy statement and the enclosed proxy card were first mailed to stockholders on or about April 14, 2008.









********************************************************************************
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 21, 2008 - the proxy statement and annual report to stockholders will be available at www.gatewayenergy.com.
********************************************************************************

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the holders of the Common Stock, $0.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 21, 2008, or any adjournment thereof.

Record Date; Voting Rights; Vote Required

     Stockholders of record at the close of business on April 1, 2008 (the "Record Date") are entitled to vote on matters to come before the meeting. Stockholders of record include individuals holding stock certificates in their names and brokers who hold shares on account for the benefit of their clients, who are the beneficial owners. On the Record Date there were outstanding and entitled to vote 19,026,665 shares of Common Stock. Each share is entitled to one vote on each matter presented.

     A majority of the votes entitled to be cast at the Annual Meeting, in person or by proxy, will constitute a quorum for the transaction of business. Abstentions will be included in determining the number of shares present for purposes of obtaining a quorum. Broker "non-votes" will also be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes occur when a broker, bank or other nominee holding stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to a particular matter and has not received voting instruction from the beneficial owner. If such a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

     If you are a beneficial stockholder and your broker or other nominee holds your shares in its name, the broker or other nominee is permitted to vote your shares on the election of directors and ratification of the appointment of Pannell Kerr Foster of Texas, P.C. ("PKF") as our independent registered public accounting firm even if you do not provide voting instructions.

     In voting on the election of directors, votes may be cast in favor or withheld for any or all nominees. The vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, is necessary for the election of a director. This means that the nominees receiving the highest number of votes at the annual meeting will be elected. Stockholders can withhold authority to vote for one or more nominees for director. Shares not voted, whether by specifically withholding authority to vote on your proxy card or otherwise, will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. Stockholders do not have cumulative voting rights in the election of directors.

     In voting on ratifying the appointment of the independent registered public accounting firm, votes may be cast in favor of the proposal, against the proposal or to abstain from voting. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required for ratification of this appointment. Abstentions will not be voted in favor of the ratification, although they will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     Stockholder ratification and approval of the audit committee's selection of PKF as our Company's independent registered public accounting firm is not required by any statute or regulation or by our company's bylaws. Nevertheless, if the stockholders do not ratify and approve the selection of PKF at the annual meeting, the audit committee will reconsider the appointment. Submission of our selection of PKF to the stockholders for ratification and approval will not limit the authority of the audit committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.

Proxies

     All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted FOR the election of the seven director nominees and FOR the ratification of the appointment of the independent public accountant. Any proxy may be revoked by a stockholder of record at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders of record who attend the Annual Meeting may revoke any proxy previously granted and vote in person. Beneficial owners who wish to vote in person or revoke an earlier-dated proxy must request a legal proxy from their broker which grants the beneficial owner the authority to vote the shares.

Solicitation of Proxies

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company may reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

A stockholder may receive only one set of proxy materials although there are multiple stockholders at the same address

     If a stockholder and other residents at the same mailing address own common shares in street name, the stockholder's broker, bank or other nominee may send a notice that the household will receive only one annual report and proxy statement for each company in which the stockholder holds shares through that broker, bank or nominee. This practice is called "householding." If you are a stockholder who has received such a notice and you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your nominee will have sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by contacting us at 1415 Louisiana Street, Suite 4100, Houston, Texas 77002 (713) 336-0844 ATTN: Secretary. If you did not receive an individual copy of our annual report and proxy statement, we will send copies to you if you contact us at the above address or telephone number. If you and other residents at your address have been receiving multiple copies of our annual report and proxy statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The following is a list of the names, addresses, and ages of the seven nominees recommended by the Board of Directors. Directors of the Company serve terms expiring at the next succeeding Annual Meeting or until their respective successors have been elected or appointed. Set forth below is the past five-year business history of each Director nominee and any public company directorships held by such persons. The proxy holders named in the proxy intend to vote "FOR" the election of the seven nominees listed below unless authority to so vote is withheld. In the unexpected event that any of the nominees is unable to serve or for good cause will not serve as a Director, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

     The Board of Directors recommends a vote "FOR" the election of the seven nominees listed below.

----------------------------- ---------------------------------- ------------

Name                          Address                                Age
----------------------------- ---------------------------------- ------------
Charles O. Buckner            6035 Park Circle                       63
                              Houston, TX 77057
----------------------------- ---------------------------------- ------------
Steven W. Cattron             904 West 125th Terrace                 51
                              Kansas City, MO 64145
----------------------------- ---------------------------------- ------------
William A. Henry              8819 Ashridge Park Drive               66
                              Spring, TX 77379
----------------------------- ---------------------------------- ------------
Robert Panico                 1415 Louisiana St., Suite 4100         51
                              Houston, TX 77002
----------------------------- ---------------------------------- ------------
John A. Raasch                1960 Las Palmas, #138                  75
                              Laughlin, NV 890289
----------------------------- ---------------------------------- ------------
J. Darby Sere                 900 Fannin Street, #3208               60
                              Houston, TX 77002
----------------------------- ---------------------------------- ------------
Gordon L. Wright              3 Star Fern Place                      65
                              The Woodlands, TX  77380
----------------------------- ---------------------------------- ------------

     Charles O. Buckner. Mr. Buckner is a nominee to the Board of Directors for 2008. He is a private investor and retired from the public accounting firm of Ernst & Young LLP in 2002 after 35 years of service in a variety of client service and administrative roles, including chairmanship of Ernst & Young's United States energy practice. Mr. Buckner is a CPA and holds a Bachelor of Business Administration from the University of Texas and a Masters of Business Administration from the University of Houston. He also serves as a director of Patterson-UTI since February 2007.

     Steven W. Cattron. Mr. Cattron was appointed to the Board of Directors in 2005, and currently serves as the Chairman of the Board and the Audit Committee. He currently is owner of Cattron Enterprises, Inc., a professional consulting practice focused on improving profitability of small to medium sized companies. Prior to that, he was President and Chief Operating Officer of Missouri Gas Energy, a natural gas distribution company serving Western Missouri as well as Vice President of Sales and Marketing and Regulatory Affairs for Kansas City Power and Light, an electric company serving western Missouri and eastern Kansas.

     William A. Henry. Mr. Henry is a nominee to the Board of Directors for 2008. He currently is Vice President of Freeport LNG Development, LP. Prior to that, he served as president of several operating divisions for Enron, including Enron's gas distribution company, and served as executive vice president of the pipelines for Reliant/NorAm Energy. Mr. Henry also served as President of W.A. Henry and Associates, where he provided consulting services on major pipeline, gas storage, LNG projects and gas marketing programs for several major international oil and gas companies.

     Robert Panico. Mr. Panico was elected to the Board of Directors in 2005. He was also elected as the Company's President and Chief Executive Officer in 2005 after serving as a Vice-President of the Company since 1997.

     John A. Raasch. Mr. Raasch was elected to the Board of Directors in 2004. He was Senior Vice President of Wachovia Securities until his retirement on December 31, 2003 after 33 years of service. Mr. Raasch served as Interim President and Chief Executive Officer of Gateway Energy Corporation from October 2004 through May 2005. Mr. Raasch currently serves as the Chairman of the Nominating Committee.

     J. Darby Sere. Mr. Sere was appointed to the Board of Directors in 2005. Mr. Sere is currently the Chief Executive Officer and President of GeoMet, Inc., a coalbed methane exploration and development company. Prior to that, he was the President and Chief Executive Officer of Bellwether Exploration Company, a publicly traded natural gas and oil production company. Mr. Sere has also served as President and Chief Executive Officer of Bayou Resources, Inc. as well as Executive Vice President and Chief Operating Officer of Howell Petroleum Corporation. Mr. Sere is a member of the board of directors of GeoMet, Inc.

     Gordon L. Wright. Mr. Wright was appointed to serve on the Board in August 2006. Mr. Wright possesses over 30 years experience in both domestic and international exploration and production of oil and natural gas. Currently, he operates his own consulting service under the name Gordon L. Wright Petroleum Consulting Co. Prior to that, in 1999, he served as President and Chief Executive Officer of CGAS, Inc., an Appalachian exploration and production company. From 1978 to 1998, he worked with CMS Nomeco Oil & Gas Co., an independent oil and gas company, in various capacities. He served as President, Chief Executive Officer and member of the Board of Directors of that company from 1995 until 1998. Mr. Wright currently serves as the Chairman of the Compensation and Stock Option Committee.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information about the Company's other executive officer who does not serve as a director of the Company.

     Christopher M. Rasmussen. Mr. Rasmussen has served as the Company's Chief Financial Officer, Treasurer and Secretary since June 2005. He has been Senior Financial Accountant for the Company since 1999, until 2005, at which time he left the Company for a period of nine months and was a senior accountant of Apache Corporation, before returning to assume his current position with the Company.

                            GOVERNANCE OF THE COMPANY

The Board of Directors

     The business of the Company is managed under the direction of the Board of Directors. Our Board of Directors currently consists of 7 persons. With the exception of Robert Panico, each of our directors satisfies the independence requirements of the SEC and Nasdaq listing standards. There were five meetings held in the year ended December 31, 2007. During the twelve-month period, no director attended fewer than 75% of the aggregate number the Board meetings and meetings of Board committees upon which the directors served. The Company has not adopted a formal policy on director attendance at the Company's annual meetings of stockholders, although all directors are encouraged to attend. Six directors attended the Annual Meeting on May 23, 2007. All the directors nominated for re-election and all other nominees are expected to attend this year's Annual Meeting.

Compensation of Directors

     The Company does not compensate employee-directors in their capacity as directors of the Company. All Directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board, Committee or Annual meetings. In the year ended December 31, 2007, the compensation policy for non-employee directors (i.e. "Outside Directors") was as follows:



          o    A one-time grant of an option to purchase 10,000 shares of Common
               Stock, at an exercise price equal to the fair market value on date of grant, pursuant to the Outside Directors Stock Option
               Plan.

          o    An annual retainer of $10,000.

          o    An annual payment to the Chairman of the Board of $5,000.

          o An annual payment to each member of the Audit Committee of $3,000.

          o An annual payment to each member of the other committees of the Board of Directors of $1,500.

          o    A cash payment of $1,000 for each Board, Committee or Annual
               Meeting attended in person; provided that meetings held telephonically shall result in a cash payment of $125 per hour up to a maximum per meeting of $1,000 per day.

     The following table contains information regarding the compensation earned by non-executive members of the Board of Directors during 2007:

--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
                                                             Non-Equity
                         Fees                                Incentive     Nonqualified
                       Earned or                               Plan          Deferred        All Other
                        Paid in      Stock       Option      Compensa-     Compensation      Compensa-
      Name               Cash        Awards      Awards        tion          Earnings          tion        Total
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Steven W. Cattron      $23,875        -0-        -0-           -0-             -0-             -0-        $23,875
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Chauncey J.
Gundelfinger, Jr.       15,875        -0-        -0-           -0-             -0-             -0-         15,875
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
John A. Raasch          15,875        -0-        -0-           -0-             -0-             -0-         15,875
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Steven C. Scheler       16,750        -0-        -0-           -0-             -0-             -0-         16,750
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
J. Darby Sere           18,875        -0-        -0-           -0-             -0-             -0-         18,875
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------
Gordon L. Wright        17,375        -0-        -0-           -0-             -0-             -0-         17,375
--------------------- ------------ ---------- ----------- -------------- ---------------- -------------- -----------

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee, and a Nominating Committee.

     Audit Committee. The primary purpose of the Audit Committee is to protect the interests of the Company's stockholders and directors by assisting the Board of Directors in fulfilling its responsibilities over the financial policies and reporting process, internal controls structure and compliance with legal and regulatory requirements. The Audit Committee recommends to the Board the appointment of the independent auditors, and periodically reviews and evaluates their performance and independence from management. The Audit Committee acts under the authority of the Audit Committee Charter adopted by the Board of Directors on March 22, 2006, a copy of which can be found on the Company website, www.gatewayenergy.com.

                                       7

     Messrs. Cattron, Sere and Scheler comprise the Audit Committee and each is independent from the Company as defined by Nasdaq listing standards. The Audit Committee met four times during the year ended December 31, 2007.

     Mr. Cattron, the Chairman of the Audit Committee and J. Darby Sere are each a financial expert as defined in Item 401 of Regulation S-B. Under the Regulations, a financial expert is a person who possesses all of the following attributes:

          o an understanding of financial statements and generally accepted accounting principles;

          o an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

          o experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

          o an understanding of internal controls and procedures for financial reporting; and

          o    an understanding of audit committee functions.

     Designation as an audit committee financial expert does not impose any duties, obligations or liability on an individual that are greater than those imposed on all members of the audit committee, nor does it affect the duties, obligations or liability of any other member of the committee or the Board of Directors.

     Audit Committee Report. Management has primary responsibility for the Company's financial statements. The Company's independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C., audits the annual financial statements prepared by management and expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles. Additionally, Pannell Kerr Forster of Texas, P.C. conducts quarterly reviews of the Company's financial statements in accordance with Statement on Auditing Standards ("SAS") No. 100, "Interim Financial Information", as amended by SAS No. 90, "Audit Committee Communications".

     During the year ended December 31, 2007:

          o Pannell Kerr Forster of Texas, P.C., the Company's independent registered public accounting firm discussed with the Audit Committee issues required to be discussed by SAS No. 61, "Communications with Audit Committees", as amended, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures;

          o The Audit Committee reviewed the Company's audited financial statements and met with both management and Pannell Kerr Forster of Texas, P.C. to discuss those financial statements. Management has represented to the Audit Committee that those financial statements were prepared in accordance with U.S. generally accepted accounting principles;

          o The Audit Committee discussed with Pannell Kerr Forster of Texas, P.C. the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as adopted by the Public Company Accounting Oversight Board in Rule 3600T, which addresses the auditors' independence from the Company; and

          o Based on its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007.

                          Steven W. Cattron (Chairman)
                                  J. Darby Sere
                                Steven C. Scheler

     Compensation and Stock Option Committee. The primary purpose of the Compensation and Stock Option Committee is to review and recommend to the Board of Directors compensation for officers of the Company and to administer the Company's equity incentive plans. The Board has delegated broad discretion to the Committee to review and develop the Company's general compensation philosophy, policies and practices. The Committee reports its findings with respect to the Company's compensation philosophy, policies and practices to the Board along with the Committee's recommendations regarding these matters to the Board for the Board's review and approval. The Committee makes recommendations regarding officer compensation in light of the Committee's review of such officer's performances. The Committee may, from time to time, solicit input from the Company's executive officers in conducting the performance reviews. In addition, the Committee reviews the Company's current equity incentive plans and makes recommendations to the Board regarding the plans, including, if necessary, the modification or termination of the plans or the adoption of new equity incentive plans.

     The Committee also reviews and makes recommendations regarding the compensation of the Company's directors. The Committee and Board believe that the Company's 2007 Equity Incentive Plan, allows the Company to attract and retain key executive officers and employees which, in turn, maximizes the value of the Company's Common Stock.

         The Committee acts under the authority of the Compensation and Stock Option Committee Charter adopted by the Board of Directors on March 22, 2006 which is available at www.gatewayenergy.com. The Committee may, in its discretion, retain an outside consultant to assist the Committee in discharging its duties. The Committee retained as its compensation consultant, BDO Seidman, LLP, to advise the committee with respect to its review of compensation levels and programs for the Company's CEO and CFO, as well as director compensation. BDO Seidman prepared a benchmarking analysis comparing our senior executive compensation practices to the compensation practices of other comparable companies and other available surveys. The benchmarking analysis included an assessment of base salaries, annual incentive bonuses, total annual cash compensation, long-term incentives and total direct compensation. This analysis generally indicated that the base salaries of the CEO and CFO were at or slightly below the comparable base salaries for comparable positions within the peer group organizations and the industry. Based in part on this information, adjustments to salary levels for 2008 were made for both positions.

     Messrs. Cattron, Sere and Wright currently serve on the Committee. Mr. Wright serves as Chairman of the Committee. The Committee met two times during the year ended December 31, 2007.

     Nominating Committee. The primary purpose of the Nominating Committee is to recommend to the Board of Directors candidates to be nominated to serve on the Board of Directors. The Nominating Committee acts under the authority of the Nominating Committee Charter approved and adopted by the Board of Directors on March 22, 2006. The Nominating Committee Charter is available for review on the Company's website, www.gatewayenergy.com. Messrs. Raasch, Gundlefinger and Wright comprise the Nominating Committee. The Committee met one time during the year ended December 31, 2007.

     The Nominating Committee evaluates candidates for service on the Board of Directors based on the Policy Statement Regarding the Selection and Tenure for Board of Directors adopted by the Company on March 22, 2006 and incorporated into the Charter. Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. Desirable nominees bring valid business or professional knowledge and experience, preferably in the energy industry that can bear on the Company's strategies and deliberations.

     The Committee will consider candidates for nomination submitted by stockholders on the same basis as any other candidate submitted for consideration as a nominee. Stockholders who wish to submit a candidate for consideration by the Nominating Committee to serve on the Board of Directors beginning after the 2008 Annual Meeting of Stockholders must deliver the nomination in writing to the Secretary of the Company, Gateway Energy Corporation, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002 no later than December 8, 2008. Such nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such nominee's written consent to being named in the proxy statement as a nominee and serving as a director if elected.

Code of Ethics

     The Company has adopted a Code of Ethics for all officers, directors and employees of the Company. It is available for inspection on the Company's website, www.gatewayenergy.com, or by mail free of charge by written request to:
Gateway Energy Corporation, ATTN: Christopher M. Rasmussen, Chief Financial Officer, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002. The Company intends to satisfy its disclosure requirements with respect to any amendment to, or waiver from, a provision of the Code of Ethics by posting such information on its Internet website.

Contact the Gateway Energy Corporation Board of Directors

     Stockholders may direct questions or comments about accounting, internal accounting controls or auditing matters or other concerns to the Board of Directors by contacting the Board in either of the following ways:

          ---------------------------- ------------------------------
               Write to the Board:            E-mail the Board:
          ---------------------------- ------------------------------

          GEC Board of Directors         directors@gatewayenergy.com
          Gateway Energy Corporation
          1415 Louisiana Street
          Suite 4100
          Houston, Texas 77002
          ---------------------------- ------------------------------

     o Questions relating to accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee.



     o    Other concerns will be referred to the Chairman of the Board.

     o All questions and comments will be received and processed by the Secretary or Assistant Secretary of the Company.

     o Stockholders will receive a written acknowledgement from the Secretary or Assistant Secretary upon receipt of the stockholder's written question or comment.

     o    Stockholders can report their concerns anonymously or confidentially.

                             EXECUTIVE COMPENSATION

     For 2007, the Board of Directors and the Compensation and Stock Option
Committee ("Compensation Committee") determined that the salary for Robert
Panico, the Company's Chief Executive Officer ("CEO"), would be increased by
$20,000 to approximately $160,000 and he would receive a discretionary bonus of $20,000 in recognition of the Company's results for 2006. Similarly, the Compensation Committee awarded Christopher M. Rasmussen, the CFO, a $10,000 bonus and increased his annual salary by $20,000.

Summary Compensation Table

     The following table contains information on the compensation earned by the Company's CEO and each of the Company's other most highly compensated executive officers whose compensation exceeded $100,000 in 2007 (the "Named Executive
Officers").

--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------
                                                                          Non-Equity   Nonqualified
                                                                           Incentive     Deferred       All
     Name and                                                                Plan        Compensa-      Other
     Principal                                       Stock     Option       Compen-         tion       Compen-
      Position        Year    Salary      Bonus      Awards     Awards      sation        Earnings      sation      Total
--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------
Robert Panico,        2007    $158,653    $20,000         --    $31,458            --            --       $5,300   $215,411
President and Chief
Executive Officer     2006     137,270     20,000         --      9,549            --            --        4,718    171,537
--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------
Christopher M.        2007     106,666     10,000         --     12,993            --            --        3,500    133,159
Rasmussen,
Chief Financial       2006      87,048     10,000         --      3,183            --            --        2,918    103,143
Officer, Treasurer
and Secretary
--------------------- ------ ---------- ---------- ---------- ---------- ------------- ------------- ------------ ----------

Outstanding Equity Awards at Fiscal Year-End

         The following table provides information regarding outstanding awards of stock options to the Named Executive Officers that have been granted but not vested or exercised as of December 31, 2007.

                                       11



-------------- ------------------------------------------------------------ --------------------------------------------
                                      Option Awards                                        Stock Awards
               ------------------------------------------------------------ --------------------------------------------
                                                                                                               Equity
                                                                                                             Incentive
                                                                                                 Equity         Plan
                                         Equity                              Number              Incentive     Awards:
                                         Incentive                           of                  Plan         Market or
                                         Plan                                Shares              Awards:       Payout
                                         Awards:                             or       Market     Number of    Value of
               Number of   Number of     Number                              Units    Value of   Unearned     Unearned
               Securities  Securities    of                                  of       Shares     Shares,       Shares,
               Underlying  Underlying    Securities                          Stock    or Units   Units or     Units or
               Unexercised Unexercised   Underlying                          that     of Stock   Other          Other
               Options       Options     Unexercise  Option       Option     Have     that       Rights        Rights
               (#)             (#)       Unearned   Exercise    Expiration   Not      Have Not   that Have    that Have
   Name        Exercisable Unexercisable  Options     Price        Date      Vested    Vested    Not Vested  Not Vested
-------------- ----------- ------------ ---------- ----------- ------------ -------- ---------- ----------- ------------

Robert
Panico             20,000                           $0.3425    02/26/2009
                   25,000                           $0.2500    02/03/2010
                   30,000                           $0.5000    02/06/2011
                   30,000                           $0.2625    04/02/2012
                   35,000                           $0.3400    03/30/2013
                   50,000    100,000                $0.3600    05/24/2011
TOTAL                --      225,000                $0.4500    03/15/2012
                ---------- ------------
                  190,000    325,000
-------------- ----------- ------------ ---------- ----------- ------------ -------- ---------- ----------- ------------

Christopher
M.                            33,333                  $0.3600    05/24/2011
Rasmussen          16,667    105,000                  $0.4500    03/15/2012
               ----------- ------------
TOTAL              16,667    138,000
-------------- ----------- ------------ ---------- ----------- ------------ -------- ---------- ----------- ------------

Executive Employment Agreements

     On August 23, 2006, the Company entered into employment agreements with its two officers, Messrs. Panico and Rasmussen. Under the agreements, which are for an indefinite period, these individuals are to be compensated in their positions as officers of the Company. The agreements provide for a minimum annual salary, that may be increased by the Board, of $139,920 and $90,000, for Messrs. Panico and Rasmussen, respectively.

     The employment agreements provide for severance payments in the event the Company terminates the officer's employment other than for cause, or if he resigns following certain adverse changes in the terms of his employment that constitute "good reason" under the agreement. The employment agreements provide that the severance benefit for Messrs. Panico and Rasmussen will be a multiple of 1 1/2 and 1, respectively, times an amount equal to the highest sum of the officer's base salary plus annual incentive bonus earned, in each of the three most recently completed fiscal years of the Company, provided that in the event of a change of control which has occurred prior to the date of termination, such multiples increase to 2 and 1 1/2 times, respectively.

     A "change in control" means the occurrence of any of the following events and is deemed to have occurred on the date the first such event occurs:

          o Change in Voting Power. Any person or persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act (other than the Company, or any Subsidiary, or any entity beneficially owned by any of the foregoing) beneficially own (as defined in Rule 13(d)-3 under the Exchange
               Act) without Board approval or consent, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

          o    Change in Board of Directors. Either:

                                       12

          o the "current directors" cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "current director" means any current member of the Board, and any successor of a current director whose election or nomination for election by the Company's stockholders was approved by at least a majority of the current directors then on the Board); or

          o at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected; or

     o Liquidation, Merger or Consolidation. The stockholders of the Company approve an agreement providing for the merger or consolidation of the Company (a) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly owned subsidiary of the Company in which all shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger, or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

     o Sale of Assets. The stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a plan of complete liquidation of the Company.

     The employment agreements also have customary non-competition provisions and customer and personnel non-solicitation provisions.

     The Company believes that these provisions and agreements are necessary to both retain Messrs. Panico and Rasmussen and protect the Company's interests.






               SECURITIES OFFERED UNDER EQUITY COMPENSATION PLANS

     The Equity Compensation Plan table provides information as of December 31,
2007 with respect to common shares that may be issued under the Company's existing stock option plan.

         --------------------------- ----------------------- ----------------------- ------------------------



                                      Number of securities                             Number of securities
                                       to be issued upon        Weighted average       remaining available
                                          exercise of          exercise price of       for future issuance
                                      outstanding options,    outstanding options,        under Equity
           Plan Category              warrants and rights     warrants and rights      Compensation Plans
         --------------------------- ----------------------- ----------------------- ------------------------
           Equity compensation                     $750,000                   $0.44                1,910,000
           plans approved by
           security holders
         --------------------------- ----------------------- ----------------------- ------------------------
           Equity compensation
           plans not approved by
           security holders (1)                        --                      --                       --
         --------------------------- ----------------------- ----------------------- ------------------------
           Total                                   $750,000                   $0.44                1,910,000
         --------------------------- ----------------------- ----------------------- ------------------------

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of March 7, 2008, the following persons are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting Common
Stock. The following table sets forth information concerning the shares of Common Stock owned by those persons.

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                    Name and Address of         Amount and Nature of
        Title of Class               Beneficial Owner           Beneficial Ownership         Percent of Class (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Common Stock                    John A. Raasch                         1,200,334 (2) (3)             6.0%
                                1960 Las Palmas, #138
                                Laughlin, NV 89029
------------------------------- ---------------------------- ---------------------------- ----------------------------

Common Stock                    Josh Buterin                        1,287,564 (4)                    6.8%
                                365 Kaw Lane East
                                Lake Quivera, KS 66217
------------------------------- ---------------------------- ---------------------------- ----------------------------

Common Stock                    Gulfshore Midstream                 1,550,000 (5)                    7.8%
                                Pipelines, Ltd.
                                10375 Richmond Ave., Suite
                                900
                                Houston, TX  77042
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1)  Based upon 19,016,665 shares of Common Stock outstanding as of November 2,
     2007.

(2) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(3)  From Mr. Raasch's Schedule 13-G filed June 4, 2007.

(4)  Based on a letter dated February 8, 2008 from Mr. Buterin to the Company.
     As of this date, Mr. Buterin has not filed a Schedule 13-D or 13-G with the SEC.

(5)  From Gulfshore Midstream's Schedule 13-G filed September 19, 2007.

                                       14



The following table sets forth information concerning the shares of Common Stock beneficially owned by (i) each director and nominee of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and nominees and executive officers as a group.

---------------------------- ------------------------------------- --------------------------- --------------------
      Title of Class               Name of Beneficial Owner           Amount and Nature of      Percent of Class
                                                                      Beneficial Ownership             (1)
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Charles O. Buckner, Nominee                      ---                      ---
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Steven W. Cattron, Chairman                     20,526                     *
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          William A. Henry, Nominee                       4,000                      *
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Robert Panico, Director, Chief                 558,334                   2.9%
                             Executive Officer and President
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          John A. Raasch, Director                      1,200,334                  6.0%
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          J. Darby Sere, Director                         20,526                     *
---------------------------- ------------------------------------- --------------------------- --------------------
       Common Stock          Gordon L. Wright, Director                      10,000                     *
---------------------------- ------------------------------------- --------------------------- --------------------
                             Christopher M. Rasmussen, Chief
       Common Stock          Financial Officer, Treasurer and               180,000                     *
                             Secretary
---------------------------- ------------------------------------- --------------------------- --------------------
                             All directors, officers and                   1,993,720                  10.5%
                             nominees as a group
---------------------------- ------------------------------------- --------------------------- --------------------
*     Indicates less than 1% ownership.

           CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

     Since January 1, 2007 there have no transactions, nor are there any currently proposed transactions, between the Company and any related persons which exceed $120,000.00 and in which any related person had or will have a direct or indirect material interest.

                                       15

                                   PROPOSAL 2:
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has appointed PKF as independent registered public accounting firm for the current year. Representatives from PKF are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and answer questions.

Audit Fees

     For the year ended December 31, 2007, the Company expects to pay PKF aggregate fees of $116,760 for auditing the annual financial statements included in the Company's Form 10-KSB and reviewing the quarterly financial statements included in the Company's Forms 10-QSB.

     For the year ended December 31, 2006, the Company expects to pay PKF aggregate fees of $119,316 for auditing the annual financial statements included in the Company's Form 10-KSB and reviewing the quarterly financial statements included in the Company's Forms 10-QSB.

Audit Related Fees

            The Company did not pay any fees for audit related services.

Tax Fees

     The Company did not pay any fees for financial information systems design and implementation relating to the Company's fiscal years ended December 31, 2006, and 2007. The Company paid PKF fees of $26,763 and $28,500, for non-audit related services, primarily for preparation of federal and state income tax returns in 2006 and 2007, respectively.

All Other Fees

     The Company did not pay any fees for financial information systems design and implementation or for other non-audit related services for the fiscal years ended December 31, 2006 and 2007. The Audit Committee of the Board of Directors is charged with approving in advance non-audit services proposed to be provided by PKF to ensure that such services do not compromise the accountants' independence from the Company.

                                 OTHER BUSINESS

            Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                                  ANNUAL REPORT

     The Company's Annual Report, including the Form 10-KSB for the year ended December 31, 2007, is being mailed to stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the year ended December 31, 2007, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, ATTN: Christopher M. Rasmussen, Chief Financial Officer, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of Forms 3, 4, 5 and amendments thereto furnished to us and written representations that no other reports were required, during and for the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with.

                         STOCKHOLDER PROPOSALS FOR 2009

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the SEC. Proposals to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting must be received by the Company not later than December 8, 2008. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.

               SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

     Nominations of persons for election to the Board of Directors of the Company and proposals of other matters to be considered at the 2009 Annual Meeting of Stockholders may be made by any stockholder, entitled to vote, of the Company.

     The stockholder must give timely notice, in writing, to the Secretary of the Company and it must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Company between February 20, 2009 and March 22, 2009.

Nomination of Directors

     The stockholder's notice must state as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The stockholder must also provide the following information on stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                                 Other Matters

     As to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. The stockholder must also provide the following information on stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                         Please sign, date and mail this
                            proxy as soon as possible

                         Annual Meeting of Stockholders

                           GATEWAY ENERGY CORPORATION

                                  May 21, 2008



-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - -


                 Please Detach and Mail in the Envelope Provided


Please mark    |X|
your votes
as in this
example

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

     The Board of Directors unanimously recommends a vote FOR the election of seven nominees listed below.


1.   Proposal # 1.  Election of Directors

   FOR ALL NOMINEES     WITHHOLD AUTHORITY   Nominees:   Charles O. Buckner
                         FOR ALL NOMINEES                Steven W. Cattron
         |_|                    |_|                      William A. Henry
                                                         Robert Panico
                                                         John A. Raasch
                                                         J. Darby Sere
                                                         Gordon L. Wright



(INSTRUCTION: To withhold authority to
vote for any nominee(s), write the name of nominee(s) on the space provided below.)


____________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

_____________________________      ________________________  Dated:________,2007
Signature of Stockholder           Signature of Stockholder
                                      (if held jointly)

To change the address on your account, please check the box at the right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may be submitted via this method. [ ]


________________________________________________________________________

NOTE: Please sign exactly as your name appears on this proxy. When stock is held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title.

                           GATEWAY ENERGY CORPORATION


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 21, 2007

     The undersigned hereby constitutes and appoints Robert Panico and Steven W. Cattron, each with full power to act alone, or any substitute appointed by either of them, as the undersigned's agents, attorneys-in-fact and proxies, and authorize each to represent the undersigned at the Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") to be held at The DoubleTree Allen Center Hotel, 400 Dallas Street, Houston, Texas 77002, on May 21, 2008 at 10:00 a.m. central time, and at any adjournment of the meeting, and to vote all the stock of the Company held by the undersigned as designated on the reverse side.

                         (To be Signed on Reverse Side)